MORTGAGE ASSET PURCHASE AGREEMENT


                This Mortgage Asset Purchase Agreement (this "Agreement"), dated and effective as of November 15, 1995, is made by and among Greystone Funding Corporation (the "Seller"), Greystone Servicing Corporation, Inc. (the "Master Servicer") and CS First Boston Mortgage Securities Corp. (the "Depositor").

                The Depositor intends to create a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by the Depositor's Mortgage Pass-Through Certificates, Series 1995-FHA1 (the "Certificates"). The Seller, the Master Servicer and the Depositor each intends for the Seller and the Master Servicer to convey to LaSalle National Bank, as trustee for the Trust Fund (the "Trustee"), (i) certain fixed-rate, level payment, fully-amortizing mortgage loans (the "Mortgage Loans") insured by the Federal Housing Administration (the "FHA") of the United States Department of Housing and Urban Development ("HUD") under certain sections of the National Housing Act of 1934, as amended (the "Housing Act"), and secured by liens on multifamily rental or cooperative housing developments (collectively, "Multifamily Properties") or nursing homes, intermediate care facilities, board and care homes or other nursing facilities (collectively, "Nursing Facilities") and (ii) certain securities (the "GNMA Certificates" and collectively with the Mortgage Loans, the "Mortgage Assets") guaranteed by the Government National Mortgage Association ("GNMA") and backed by fixed-rate, level payment, fully-amortizing mortgage loans (the "Underlying Loans" and collectively with the Mortgage Loans, the "FHA Loans") insured by the FHA and secured by liens on Multifamily Properties or Nursing Facilities. The Trust Fund will be created, the Mortgage Assets will be conveyed and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of November 1, 1995 (the "Cut-off Date"), among the Depositor, the Master Servicer, the Seller and the Trustee. Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement.

                Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

                SECTION 1. Agreement to Sell and Assign the Mortgage Assets and enter into the Pooling and Servicing Agreement.

                (a) At the direction of the Depositor, in accordance with the terms and conditions of the Pooling and Servicing Agreement, the Seller and the Master Servicer agree to sell and assign to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Seller and the Master Servicer in and to the Mortgage Assets identified on the schedule annexed hereto as Exhibit A, as such schedule may be amended from time to time pursuant to the terms hereof (the "Mortgage Asset Schedule") (exclusive of the right to receive any Retained Yield in respect of any FHA Debentures which may be acquired as part of the Trust Fund). The Mortgage Assets will have an aggregate principal balance (the "Initial Pool Balance") as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date whether or not received, and subject to a variance of plus or minus 5%, of $171,543,361. The sale and assignment of the Mortgage Assets shall take place on November 21, 1995 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Seller's and the Master Servicer's conveyance of the Mortgage Assets to the Trustee for the benefit of the Certificateholders shall consist of (A) a cash amount equal to $179,769,224, together with interest accrued on each Mortgage Asset at the related Net Asset Rate for the period from and including November 1, 1995 up to but not including the Closing Date (which cash amount shall be paid to the Seller by or on behalf of the Depositor by wire transfer in immediately available funds on the Closing Date), and (B) those Classes of Certificates designated as the Class R-I and Class R-II Certificates (collectively, the "Residual Certificates") (which Certificates shall be delivered to the Seller by or on behalf of the Depositor on the Closing Date, registered in such names and authorized denominations as the Seller may request at least three Business Days prior to the Closing Date).

                (b) The Trustee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the FHA Loans due on or before the Cut-off Date and other than Retained Yield in respect of any Mortgage Loan assigned to the FHA (an "FHA Assigned Mortgage Loan") and/or any FHA Debentures acquired as part of the Trust Fund). All scheduled payments of principal and interest due on the FHA Loans on or before the Cut-off Date but collected (and, in the case of an Underlying Loan, passed through on the related GNMA Certificate) after the Cut-off Date, and all recoveries of Retained Yield in respect of any FHA Debentures acquired as part of the Trust Fund, shall belong to, and be promptly remitted to, the Seller.

                (c) In connection with the transactions contemplated by this Agreement, the Seller and the Master Servicer each hereby agrees to execute and deliver the Pooling and Servicing Agreement, substantially in the form attached hereto as Exhibit B, with such changes and modifications as the parties hereto may agree or as may be requested by the Trustee or as may be required by Standard & Poor's Ratings Services ("S&P") in connection with rating certain Classes of the Certificates.

                SECTION 2. Examination of Mortgage Files and Due Diligence Review. The Seller and the Master Servicer have delivered to the Depositor magnetic tapes acceptable to the Depositor which contain such information about the Mortgage Assets, the Underlying Loans and the Multifamily Properties and Nursing Facilities securing the Mortgage Loans and the Underlying Loans (such properties, the "Mortgaged Properties") as has been requested by the Depositor, and shall otherwise continue to cooperate fully with the Depositor in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its general due diligence review of the Mortgage Assets, the Seller and the Master Servicer. If the Depositor identifies any Mortgage Assets that, in its sole reasonable discretion, do not conform to its requirements, including, but not limited to, the Mortgage Loan document delivery requirements as are set forth in Section 2.01 of the Pooling and Servicing Agreement and are described in the Prospectus dated November 13, 1995 (the "Basic Prospectus") and the Prospectus Supplement dated November 15, 1995 (the "Prospectus Supplement"; together with the Basic Prospectus, the "Prospectus") that describe the Class A-1, Class A-2, Class A-3, Class

A-4, Class A-X-1, Class A-X-2, Class A-X-3 and Class A-X-4 Certificates (collectively, the "Publicly Offered Certificates") and are used in connection with a public offering thereof, or for any other reason decides, in its sole reasonable discretion, to exclude any Mortgage Asset from this transaction, then the Depositor shall inform the Seller of the reasons for the exclusion of any Mortgage Asset from this transaction, and such Mortgage Asset shall be deleted from the Mortgage Asset Schedule. The Depositor may, at its option and without notice to the Seller, accept all or part of the Mortgage Assets without conducting any partial or complete examination. The fact that the Depositor has conducted or has failed to conduct any partial or complete examination of the Mortgage Files for the Mortgage Loans or other general due diligence review of the Mortgage Assets, the Seller or the Master Servicer shall not in any manner impair or otherwise adversely affect the Depositor's, the Trustee's and/or the Certificateholders' rights and remedies hereunder or under the Pooling and Servicing Agreement or otherwise at law or in equity.

        On or prior to the Closing Date, the Seller and the Master Servicer shall allow representatives of the Depositor and CS First Boston Corporation (the "Underwriter") to examine and audit all books, records and files pertaining to the Mortgage Assets. Such examinations and audits shall take place at one or more offices of the Seller and/or the Master Servicer during normal business hours and shall not be conducted in a manner that is disruptive to Seller's or Master Servicer's normal business operations. In the course of such examinations and audits, the Seller and the Master Servicer shall make available to such representatives of the Depositor and the Underwriter, reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Assets and the terms of this Agreement and the Pooling and Servicing Agreement, and the Master Servicer and the Seller shall cooperate fully with any such reasonable examination and audit in all respects. On or prior to the Closing Date, the Master Servicer and the Seller agree to provide the Depositor and the Underwriter with all material information regarding the respective financial conditions thereof and the Master Servicer's servicing capabilities, and to provide access to knowledgeable financial, accounting and servicing officers for the purpose of answering questions with respect to the Master Servicer's and the Seller's respective financial conditions, the Master Servicer's and the Seller's respective financial statements as provided to the Depositor and/or the Underwriter, the Master Servicer's servicing capabilities or other relevant developments affecting the Master Servicer and/or the Seller.


                SECTION 3. Representations, Warranties and Covenants of the Seller and the Master Servicer.

                (a) The Master Servicer hereby represents and warrants to, and covenants with, the Depositor, as of the date hereof, that:

                          (i) the Master Servicer is a corporation, duly organized, validly existing and in good standing under the laws of the State of Georgia;

                         (ii) the Master Servicer has the full corporate power and authority to enter into and consummate the transactions contemplated by this Agreement and the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of the Master Servicer the execution, delivery and performance of this Agreement and the Pooling and Servicing Agreement; and, assuming the due authorization, execution and delivery of this Agreement and the Pooling and Servicing Agreement by the other parties hereto and thereto, this Agreement constitutes, and the Pooling and Servicing Agreement will constitute, a legal, valid and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with its respective terms, except that (A) such enforceability may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

                        (iii) the execution and delivery by the Master Servicer of this Agreement and the Pooling and Servicing Agreement, the consummation of any other of the transactions herein or therein contemplated, and the fulfillment of or compliance with the terms hereof and thereof, are in the ordinary course of business of the Master Servicer and will not
                (A) result in a material breach of any term or provision of the organizational documents of the Master Servicer or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, or, in the Master Servicer's good faith and reasonable judgment, would in the future materially and adversely affect, (X) the ability of the Master Servicer to perform its obligations under this Agreement or the Pooling and Servicing Agreement or (Y) the business, operations, financial condition, properties or assets of the Master Servicer;

                         (iv) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer that would adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to perform any of its obligations hereunder or under the Pooling and Servicing Agreement in accordance with the terms hereof or thereof;

                          (v) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Master Servicer pursuant to this Agreement or in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the information, certificate, statement or report not misleading;

                         (vi) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the Pooling and Servicing Agreement or the consummation of the transactions contemplated hereby or thereby, or if any such consent, approval, authorization or order is required, the Master Servicer has, or prior to the Closing Date will have, obtained the same;

                        (vii) the Master Servicer is an FHA-Approved Mortgagee; and

                       (viii)   The "Greystone Information" (as defined in
                Section 6(a) hereof) set forth in the Prospectus and in the Private Placement Memorandum dated November 15, 1995 (including all exhibits thereto, the "Memorandum") that describes the Class B Certificates, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                (b) The Seller hereby represents and warrants to, and covenants with, the Depositor, as of the date hereof, that:

                          (i) the Seller is a corporation, duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia;

                         (ii) the Seller has the full corporate power and authority to transfer the Mortgage Assets, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of the Seller the execution, delivery and performance of this Agreement and the Pooling and Servicing Agreement; and, assuming the due authorization, execution and delivery of this Agreement and the Pooling and Servicing Agreement by the other parties hereto and thereto, this Agreement constitutes, and the Pooling and Servicing Agreement will constitute, a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its respective terms, except that (A) such enforceability may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

                        (iii) the execution and delivery by the Seller of this Agreement and the Pooling and Servicing Agreement, the transfer of the Mortgage Assets by the Seller, the consummation of any other of the transactions contemplated herein or in the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms hereof and of the Pooling and Servicing Agreement, are in the ordinary course of business of the Seller and will not (A) result in a material breach of any term or provision of the organizational documents of the Seller or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Seller is a party or by which it may be bound, or any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller; and the Seller is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, or, in the Seller's good faith and reasonable judgment, would in the future materially and adversely affect, (X) the ability of the Seller to perform its obligations under this Agreement or the Pooling and Servicing Agreement or (Y) the business, operations, financial condition, properties or assets of the Seller;

                         (iv) no litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Seller to transfer the Mortgage Assets or to perform in all material respects any of its other obligations hereunder or under the Pooling and Servicing Agreement in accordance with the terms hereof or thereof;

                          (v) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Seller pursuant to this Agreement or in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the information, certificate, statement or report not misleading;

                         (vi) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the Pooling and Servicing Agreement or the consummation of the transactions contemplated hereby or thereby, or if any such consent, approval, authorization or order is required, the Seller has, or prior to the Closing Date will have, obtained the same;

                        (vii)   the consummation of the transactions
                contemplated by this Agreement and the Pooling and Servicing Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                       (viii) The Seller is acquiring the Residual Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof in any manner that would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws;

                         (ix) The Seller understands that the Residual Certificates have not and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, neither the Depositor nor the Trustee is obligated so to register or qualify such Certificates, and such Certificates may only be transferred by the Seller either (A) to "qualified institutional buyers" within the meaning of Rule 144A under the 1933 Act ("QIBs") and only if the Trustee has received the requisite certifications from the Seller and the prospective transferee substantially in the forms attached to the Pooling and Servicing Agreement or (B) pursuant to another exemption from registration under the 1933 Act and only if the Depositor and the Trustee have received an opinion of counsel satisfactory to the Depositor and the Trustee that such transfer may be made without such registration;

                          (x) The Seller will not sell or otherwise transfer any portion of its interest in either Class of Residual Certificates except in compliance with the provisions of the Pooling and Servicing Agreement, which provisions it has carefully reviewed;

                         (xi) Neither the Seller nor anyone acting on its behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Residual Certificate, any interest in any Residual Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Residual Certificate, any interest in any Residual Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Residual Certificate, any interest in any Residual Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute a distribution of the Residual Certificates under the 1933 Act, or would render the disposition of any Residual Certificate a violation of Section 5 of the 1933 Act or any state securities law or require registration or qualification pursuant thereto. The Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Residual Certificates;

                        (xii) The Seller has been furnished with all information regarding (A) the Depositor, (B) the Residual Certificates, (C) the Pooling and Servicing Agreement and (D) all related matters, that it has requested;

                       (xiii) The Seller is an "accredited investor" as defined in Rule 501(a) under the 1933 Act. The Seller has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Residual Certificates; the Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Seller is able to bear the economic risks of such an investment;

                        (xiv) The Seller is not (A) a "Plan", defined as any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or (B) any person who is directly or indirectly acquiring the Residual Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; and

                         (xv)   The "Greystone Information" (as defined in
                Section 6(a) hereof) set forth in the Prospectus and the Memorandum does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                SECTION 4. Closing. The closing of the sale of the Mortgage Assets (the "Closing") shall be held at the offices of Thacher Proffitt & Wood, Two World Trade Center, New York, New York 10048 at 10:00 A.M., New York time, on the Closing Date.

                The Closing shall be subject to each of the following conditions:

                (a) All of the representations and warranties of the Seller and the Master Servicer set forth in this Agreement and/or the Pooling and Servicing Agreement shall be true and correct in all material respects as of the Closing Date;

                (b) All documents specified in Section 5 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Depositor, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                (c) All other terms and conditions of this Agreement and the Pooling and Servicing Agreement required to be complied with on or before the Closing Date shall have been complied with and the Seller and the Master Servicer shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                (d) The Publicly Offered Certificates shall have been assigned by S&P the ratings set forth in the Prospectus Supplement;

                (e) The Seller shall have paid all fees and expenses payable by it to the Depositor or otherwise pursuant to this Agreement; and

                (f) the Seller shall be ready, willing and able to purchase the Class A-X-1, Class A-X-2, Class A-X-3 and Class A-X-4 Certificates from the Underwriter for $10,076,154, together with accrued interest thereon at the respective Certificate Interest Rates from the Cut-off Date to but not including the Closing Date.

                All parties hereto agree to act in good faith and use their best efforts to perform their respective obligations hereunder in a manner that will enable the Seller to convey the

Mortgage Assets on the Closing Date. If any of the foregoing conditions shall not have been satisfied in all material respects as and when required under this Agreement, other than by reason of a material breach of any covenants or agreements contained herein on the part of the Depositor, or if the Master Servicer or the Seller is in material breach of any covenants or agreements contained herein, then the Depositor shall be entitled to terminate this Agreement (exclusive of any payment or reimbursement obligations of the Master Servicer and/or the Seller hereunder), cancel all of its obligations hereunder and pursue any other right or remedy available at law or in equity.

                SECTION 5. Closing Documents. The Closing Documents shall consist of the following:

                (a) This Agreement and the Pooling and Servicing Agreement duly executed and delivered by the Master Servicer and the Seller;

                (b) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Depositor and the Underwriter may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the Pooling and Servicing Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and
(ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement or the Pooling and Servicing Agreement to be performed or satisfied at or prior to the Closing Date;

                (c) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the Depositor and the Underwriter may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Pooling and Servicing Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                (d) A Certificate of the Master Servicer, executed by a duly authorized officer of the Master Servicer and dated the Closing Date, and upon which the Depositor and the Underwriter may rely, to the effect that: (i) the representations and warranties of the Master Servicer in this Agreement and in the Pooling and Servicing Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Master Servicer has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement or the Pooling and Servicing Agreement to be performed or satisfied at or prior to the Closing Date;

                (e) An Officer's Certificate from an officer of the Master Servicer, in his or her individual capacity, dated the Closing Date, and upon which the Depositor and the

Underwriter may rely, to the effect that each individual who, as an officer or representative of the Master Servicer, signed this Agreement, the Pooling and Servicing Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                (f) The resolutions of the board of directors of the Seller and any requisite shareholder consent authorizing the Seller's entering into the transactions contemplated by this Agreement, the certificate of incorporation and by-laws of the Seller as in effect on the Closing Date, and a certificate of good standing of the Seller issued by the Secretary of State of Virginia not earlier than thirty (30) days prior to the Closing Date;

                (g) The resolutions of the board of directors of the Master Servicer and any requisite shareholder consent authorizing the Master Servicer's entering into the transactions contemplated by this Agreement, the certificate of incorporation and by-laws of the Master Servicer as in effect on the Closing Date, and a certificate of good standing of the Master Servicer issued by the Secretary of State of Georgia not earlier than thirty (30) days prior to the Closing Date;

                (h) One or more letters from a firm of certified public accountants acceptable to the Depositor and the Seller, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature constituting part of Greystone's Information (as defined in Section 6(a) below) in the Prospectus and the Memorandum agrees with the records of the Seller and the Master Servicer;

                (i) Such written opinion or opinions of Ballard Spahr Andrews & Ingersoll, counsel for the Seller and the Master Servicer, as may be required by the Depositor and its counsel with respect to matters relating to the Seller, the Master Servicer, this Agreement and the Pooling and Servicing Agreement, in form and substance acceptable to the Depositor and its counsel, with any modifications required by S&P, dated the Closing Date and addressed to the Depositor, the Underwriter and S&P, together with such other written opinions as may be required by the S&P;

                (j) A Transfer Affidavit and Agreement (in the form of Exhibit F-1 to the Pooling and Servicing Agreement), executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Depositor and the Trustee may rely, relating to the transfer of the Residual Certificates to the Seller; and

                (k) Such further certificates, opinions and documents as the Depositor may reasonably request.

                SECTION 6.      Indemnification.

                (a) The Seller and the Master Servicer agree to be jointly and severally liable to indemnify and hold harmless the Depositor, the Underwriter, their respective officers and directors, and each person, if any, who controls the Depositor or the Underwriter within the meaning of either
Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part, directly or indirectly, upon any untrue statement or alleged untrue statement of a material fact set forth in the Prospectus Supplement in the second paragraph on the cover page thereof, under the captions "SUMMARY OF TERMS--Description of the Certificates "(other than the second paragraph thereof), "--Seller", "--Master Servicer", "--The Mortgage Assets", "--FHA Insurance and GNMA Guaranty" (other than information contained therein regarding specific terms of the Pooling and Servicing Agreement), "-- Retained Yield" and "-Servicing Fees", "RISK FACTORS--The Mortgage Assets", "DESCRIPTION OF THE MORTGAGE POOL", "FHA MORTGAGE INSURANCE PROGRAMS", "GNMA MORTGAGE-BACKED SECURITIES PROGRAM", "GREYSTONE FUNDING CORPORATION" and "SERVICING OF THE MORTGAGE LOANS--The Master Servicer" "--Master Servicer Compensation and Payment of Expenses", and "--Sub-Servicers" or in Appendix A thereto or elsewhere in the Prospectus Supplement with respect to specific characteristics of the Mortgage Assets, the Mortgage Loans, the Mortgaged Properties, the Seller and/or the Master Servicer (collectively, the "Greystone Information"), or arise out of or are based upon any omission or alleged omission to state in the Greystone Information a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. The Seller and the Master Servicer further agree to be jointly and severally liable to indemnify and hold harmless the Depositor, the Underwriter, their respective officers and directors, and each person, if any, who controls the Depositor or the Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity with reference to the inclusion of information in the Memorandum or any amendment thereof or supplement thereto substantially identical to that included in the Prospectus Supplement with respect to the Greystone Information (all such substantially identical information included in the Memorandum also being referred to herein as the "Greystone Information"). This indemnity agreement will be in addition to any liability which the Seller or the Master Servicer may otherwise have.

                (b) Promptly after receipt by any person entitled to indemnification under this Section 6 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller and/or the Master Servicer (collectively, the "indemnifying party") under this Section 6, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 6. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Depositor, representing all the indemnified parties under Section 6(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

                (c) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under Section 6(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

                (d) The Depositor, the Seller and the Master Servicer agree that it would not be just and equitable if contribution pursuant to Section 6(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in
Section 6(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this
Section 6 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 6, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined not to be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                (e) The indemnity and contribution agreements contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Depositor, the Underwriter, any of their respective directors or officers, or any person controlling the Depositor or the Underwriter, and (iii) conveyance of and payment for the Mortgage Assets.

                SECTION 7. Costs. The Seller shall pay (or shall reimburse the Depositor to the extent that the Depositor has paid) the aggregate of the following amounts: (i) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus and Memorandum relating to the Certificates; (ii) the initial fees, costs and expenses of the Trustee (including reasonable attorneys' fees); (iii) a fee of $175,000 in connection with the registration of the Publicly Offered Certificates under the 1933 Act;
(iv) the fees charged by S&P to rate the Publicly Offered Certificates; (v) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases; (vi) the fees (up to $165,000) and disbursements of Thacher Proffitt & Wood, as counsel to the Depositor, and the fees (up to $10,000) and disbursements of Milbank, Tweed, Hadley & McCloy, as special counsel to the Depositor; (vii) the cost of obtaining a "comfort letter or letters" from a firm of certified public accountants selected by the Depositor with respect to numerical information in respect of the Mortgage Assets and Certificates included in the Prospectus and Memorandum; and (viii) miscellaneous expenses not to exceed $20,000. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

                SECTION 8. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing: if to the Depositor, addressed to the Depositor at 55 East 52nd Street, New York, New York 10055, Attention: President, or to such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Depositor; if to the Seller, addressed to the Seller at Greystone Funding Corporation, 98 Alexandria Pike, Warrenton, Virginia 22186, Attention: Ms. Julie J. DeLimba with a copy to Greystone & Co., Inc., 152 West 57th Street, 60th Floor, New York, New York 10019, Attention: Mr. Mark Jarrell, or to such address as the Seller may designate in writing to the Depositor; and if to the Master Servicer, addressed to the Master Servicer at Greystone Servicing Corporation, Inc., 98 Alexandria Pike, Warrenton, Virginia 22186, Attention:
Ms. Julie J. DeLimba with a copy to Greystone & Co., Inc., 152 West 57th Street, 60th Floor, New York, New York 10019, Attention: Mr. Mark Jarrell, or to such address as the Master Servicer may designate in writing to the Depositor.

                SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller and the Master Servicer submitted pursuant hereto or in connection with the transactions contemplated hereby, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Assets by the Seller to the Trustee. To the extent not expressly contradicted by the terms hereof, the provisions of the letter agreement dated October 13, 1995 from the Underwriter to Greystone & Co., Inc. shall survive the execution of this Agreement.

                SECTION 10. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                SECTION 11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                SECTION 12. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                SECTION 13. Further Assurances. The Seller, the Master Servicer and the Depositor agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                SECTION 14. Successors and Assigns. The rights and obligations of the Seller and the Master Servicer under this Agreement shall not be assigned by the Seller or the Master Servicer, as the case may be, without the prior written consent of the Depositor, except that any person into which the Seller or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Master Servicer is a party, or any person succeeding to all or substantially all of the business of the Seller and the Master Servicer, shall be the successor to the Seller or the Master Servicer, as the case may be, hereunder. The Depositor has the right to assign its interest under this

Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Depositor. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Master Servicer and the Depositor, and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 6.

                SECTION 15. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.







        IN WITNESS WHEREOF, the Seller, the Master Servicer and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        GREYSTONE FUNDING CORPORATION



                                        By: /s/       Stephen Rosenberg
                                            -----------------------------------
                                            Name:     Stephen Rosenberg
                                            Title:    President



                                        MASTER SERVICER

                                        GREYSTONE SERVICING CORPORATION, INC.



                                        By: /s/       Stephen Rosenberg
                                            -----------------------------------
                                            Name:     Stephen Rosenberg
                                            Title:    President


                                        DEPOSITOR

                                        CS FIRST BOSTON MORTGAGE SECURITIES
                                        CORP.



                                        By: /s/        David Gertner
                                            -----------------------------------
                                            Name:      David Gertner
                                            Title:     Vice President